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                                                                 EXHIBIT 10.42

                                 AMENDMENT NO. 1

                                       TO

                        PIONEER NATURAL RESOURCES COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN


         AMENDMENT NO. 1 (this "Amendment") to that certain Employee Stock Purchase Plan (the "Plan") of Pioneer Natural Resources Company (the "Company") executed August 7, 1997.

                                    RECITALS

         WHEREAS, the Company has adopted the Plan; and

         WHEREAS, the Board of Directors of the Company, acting through the Compensation Committee of the Board of Directors of the Company (which administers the Plan), has authorized amendments to the Plan, which amendments are memorialized below in this Amendment.

         NOW, THEREFORE, the Plan is hereby amended as follows:

                  1. Amendment of subparagraph 7(b). The first sentence of subparagraph 7(b) of the Plan is hereby amended in its entirety to read as follows:

                  "The option price per share of Stock to be paid by each Eligible Employee on each exercise of his option shall be an amount equal to 85% of the Fair Market Value of the Stock on the date of exercise."

                  2. Amendment of subparagraph 12(c). Subparagraph 12(c) of the Plan is hereby amended in its entirety to read as follows:

                        "(c) CHANGE OF CONTROL DEFINED. For purposes of
                  subparagraph 12(b) of the Plan, a "Change of Control" shall have occurred if (and only if) a "Change in Control" occurs under the Company's Long-Term Incentive Plan dated August 7, 1997, or under any successor plan to such Long-Term Incentive Plan, as any such plan may from time to time be amended."

                  3. Confirmation of the Plan. Except as to the extent modified by this Amendment, the Plan is hereby ratified and confirmed in all respects.


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         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of this 9th day of December, 1998.


                                        PIONEER NATURAL RESOURCES COMPANY



                                        By:      /s/ Larry N. Paulsen
                                                 -----------------------------
                                        Name:    Larry N. Paulsen
                                        Title:   Vice President--Administration
                                                 and Risk Management


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